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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 10, 2005
                                 Date of report

                                  JUNE 8, 2005
                         Date of earliest event reported

                      MARTHA STEWART LIVING OMNIMEDIA, INC.
               (Exact Name of Registrant as Specified in Charter)

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
              DELAWARE                      005-15395            52-2187059
   (State or Other Jurisdiction of  (Commission File Number)   (IRS Employer
           Incorporation)                                    Identification No.)

       11 WEST 42ND STREET                                         10036
           NEW YORK, NY                                          (Zip Code)
(Address of Principal Executive Offices)
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                                 (212) 827-8000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e"4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01. Entry into a Material Definitive Agreement.

On May 2, 2005, Martha Stewart Living Omnimedia, Inc. entered into an employment letter agreement, which is filed as an exhibit to this Form 8-K, with Robin Marino it's President-Merchandising. The agreement became effective on June 8, 2005 and provides for a base salary of $495,000 per annum; an annual target bonus of 70% of the base salary, with a guarantee of not less than $250,000 for 2005; a signing bonus of $328,000, repayable to the company under certain circumstances; and a grant of 45,000 shares of restricted stock under the company's Amended and Restated 1999 Stock Incentive Plan, subject to certain vesting restrictions. In addition, Ms. Marino has been designated as a participant in the company's 2005 Executive Severance Pay Plan.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

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
EXHIBIT    DESCRIPTION
99.1 Employment Letter Agreement between Martha Stewart Living Omnimedia, Inc. and Robin Marino
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: JUNE 10, 2005

MARTHA STEWART LIVING OMNIMEDIA, INC.
(Registrant)

By:    /s/ James Follo
      ------------------------------------------
      James Follo
      Chief Financial and Administrative Officer
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EXHIBIT INDEX
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Exhibit     Description
99.1 Employment letter agreement between Martha Stewart Living Omnimedia, Inc. and Robin Marino
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